All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Preliminary Structural and Collateral Term Sheet	January 5, 2005

Goldman	$ 670,627,100 (approximate) of Offered Certificates
Sachs	GSR Mortgage Loan Trust 2005-AR1
GS Mortgage Securities Corp., Depositor
Mortgage Pass-Through Certificates, Series 2005-AR1

Description of the Offered Certificates

1.

The Certificate Sizes are approximate, based on projected scheduled balances of the Mortgage Loans as of January 1, 2005, and subject to a +/- 5% variance and include a $100 balance for the 2AR Certificate.

2.

The Credit Enhancement percentages are preliminary and are subject to change based upon the final Mortgage Loan pool as of the Cut-Off Date and rating agency analysis.

3.

Interest will accrue on the class certificate balance of the Class 1A1 for each interest accrual period at an annual pass-through r ate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 1.  Interest will accrue on the class certificate balances of the Class 2A1 and Class 2AR for each interest accrual period at an annual pass-through rate equal to the weighted average of Net Mortgage Rates of the mortgage loans in Group 2.  Interest will accrue on the class certificate balance of the Class 3A1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 3.  Interest will accrue on the class certificate balance of the Class 4A1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 4.

4.

Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the reset date (CPB) or maturity date. CPB implies prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

5.

The pricing speed for the Senior Certificates and B1, B2, and B3 Subordinate Certificates will be 25CPB.

This material is for your private information and we are not soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.  Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein.  By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.  The information contained in this material may not pertain to any securities that will actually be sold.  The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options).  This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.  Information contained in this material is current as of the date appearing on this material only.  Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets.  Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC.  The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Preliminary Collateral Description (1)

Time Table

Cut-Off Date:

January 1, 2005

Collateral Statistical Calc. Date:

December 1, 2004

Settlement Date:

January 31, 2005

Distribution Date:

25th of each month or the next business day

First Distribution Date:

February 25, 2005

Features of the Transaction

Offering consists of certificates totaling approximately $670,627,100 of which $650,683,100 is expected to be rated AAA by S&P and Fitch. $12,507,000 is expected to be rated AA, $4,395,000 is expected to be rated A and $3,042,000 is expected to be rated BBB by S&P and Fitch.

The expected amount of credit support for the Class 1A1, 2AR, 2A1, 3A1, and 4A1 Senior Certificates will be approximately 3.75% (+/- 0.50%).

All collateral consists of 3/1, 5/1, 7/1 and 10/1 hybrid adjustable rate mortgage loans set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, and National City Mortgage Co.

Structure of the Certificates

Distributions on the Senior Certificates will generally be based on payments received or advanced on the mortgage loans in the related loan group. Distributions on the Subordinate Certificates will be based on payments received or advanced on all the mortgage loans. The subordinate certificates will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3 Certificates (the “Senior Subordinate Certificates”) and the Class B4, Class B5 and Class B6 Certificates (the “Junior Subordinate Certificates”, and together with the Senior Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1A1, the Class 2AR, the Class 2A1, the Class 3A1, and the Class 4A1 (collectively the “Senior Certificates”). If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal, and the Subordinate Certificates will receive distributions in order of their numerical class designations.

Shifting Interest

Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or the delinquencies or losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans until the 7th anniversary of the closing date (i.e., the distribution date in January 2012).  Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments.  This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled.  The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage
February 2005 – January 2012	0%
February 2012 – January 2013	30%
February 2013 – January 2014	40%
February 2014 – January 2015	60%
February 2015 – January 2016	80%
February 2016 and after	100%

If before the Distribution Date in February 2008 the credit support to the Senior Certificates is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in February 2008 the credit support is greater than or equal to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment.

Priority of Distributions

1.

Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

2.

Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group’s senior principal distribution amount;

3.

Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B1 and B2 Certificates, so that each Subordinate Class shall receive (a) interest based on the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.

Allocation of Realized Losses

Losses on the mortgage loans (other than Excess Special Losses) realized during any calendar month will be allocated on each Distribution Date to reduce the Class Principal Balances of the Subordinate Certificates in reverse numerical order, in each case until the Class Principal Balance of each such class has been reduced to zero.  If the Class Principal Balances of all of the Subordinate Certificates have been reduced to zero, further realized losses on the Mortgage Loans would be allocated pro rata to the Senior Certificates related to the Loan Group in which such realized losses occurred based on their outstanding Class Principal Balances, in each case until the Class Principal Balance of such class of certificates has been reduced to zero.

Key Terms

Issuer:	GSR Mortgage Loan Trust 2005-AR1
Depositor:	GS Mortgage Securities Corp
Originators:	Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co.
Servicers:	Countrywide Home Loans, Inc., Wells Fargo Bank, N.A, National City Mortgage Co.
Master-Servicer:	Wells Fargo Bank, N.A.
Securities Administrator:	Wells Fargo Bank, N.A.
Trustee:	U.S. Bank, N.A.
Rating Agencies:	S&P and Fitch
Type of Issuance:	Public for all the Offered Certificates
Servicer Advancing:

To the extent requested by the rating agencies, the servicers are obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:

With respect to National City, the servicer is required to cover interest shortfalls as a result of full prepayments to the extent of the aggregate servicing compensation. With respect to Countrywide and Wells Fargo, the servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.

Interest Accrual:	On a 30/360 basis the accrual period for the Certificates is the calendar month preceding the month of each Distribution Date.
Group 1 Mortgage Loans:

The Group 1 first lien Mortgage Loans consist of 82.8% One-Year LIBOR and 17.2% One-Year CMT indexed 3-Year Hybrid ARMS secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 68% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 1 Mortgage Loans have Periodic Interest Rate Caps of 2.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6.000% over the initial mortgage interest rate.

Group 2 Mortgage Loans:

The Group 2 first lien Mortgage Loans consist of 99.6% One-Year LIBOR and 0.4% One-Year CMT indexed 5-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 77% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 2 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% over the initial mortgage interest rate.

Group 3 Mortgage Loans:

The Group 3 first lien Mortgage Loans consist of 97.08% One-Year LIBOR and 2.92% One-Year CMT indexed 7-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 67% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR or One-Year CMT and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% over the initial mortgage interest rate.

Group 4 Mortgage Loans:

The Group 4 first lien Mortgage Loans consist of 100% One-Year LIBOR indexed 10-Year Hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 72% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust annually to that index plus a certain number of basis points (the “Gross Margin”). All the Group 4 Mortgage Loans have Periodic Interest Rate Caps of 5.000% for the first adjustment date and 2.000% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.000% for 99.1% of the Group 4 Mortgage Loans (0.9% of the Group 4 Mortgage Loans have lifetime caps of 5.125% and 5.375%) over the initial mortgage interest rate.

Expense Fee Rate:

The “Expense Fee Rate” is comprised of primary servicing fees and lender paid mortgage insurance premiums, each as applicable. The weighted average Expense Fee Rate before the reset date will be equal to approximately 0.250%, 0.250%, 0.341%, and 0.490% for the Group 1, Group 2, Group 3, and Group 4 Mortgage Loans respectively. 21.09% of the Mortgage loans in Group 3 and 0.43% of the Mortgage Loans in Group 4 have a servicing fee increase after the first adjustment date of 0.125%.

Expected Subordination:	3.75% for the 1A1, 2AR, 2A1, 3A1 and 4A1 Senior Certificates

Other Certificates:

The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered Certificates, but are not offered hereby:

Certificate	Approximate Certificate Balance	WAC
B4	$2,028,000	4.916%
B5	$2,028,000	4.916%
B6	$1,352,540	4.916%

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans
Tax Treatment:	It is anticipated that the Offered Certificates will be treated as REMIC regular interests for tax purposes.
ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior and Class B1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates
Delivery:	Senior Certificates and Senior Subordinate Certificates – DTC

Goldman, Sachs & Co.

CWHL 2005 - 4

Cut-off - December 1, 2004

All records

Selection Criteria: All records

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Property Type
15. Occupancy Code
16. Purpose
17. Documentation Type
18. Debt-to-Income Ratio
19. Prepayment Penalty Flag
20. Prepterm

1. Stats

Count: 3,734
Current Balance: $1,197,956,419
Average Current Balance: $320,824
Gross Weighted Average Coupon: 2.850%
Net Weighted Average Coupon: 2.465%
Weighted Average Expense Rate: 0.384%
Weighted Average Expense Rate - after Reset: 0.384%
Original Term: 360
Remaining Term: 359.16
Age: 0.84
Original Loan-to-Value Ratio: 73.44%
Margin: 2.678%
Net Margin: 2.294%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 8.743%
Maximum Interest Rate: 9.953%
Months to Next Roll: 1.14
FICO Score: 708
Max Zip Code Percentage: 0.525%
Debt-to-Income Ratio: 35.390%

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2. Conforming

Conforming	Count	Balance	Percent
Conforming	2,444	$504,323,027	42.10%
Jumbo	1,290	693,633,391	57.9
Total:	3,734	$1,197,956,419	100.00%

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3. Principal Balance

Principal Balance	Count	Balance	Percent
Lower than $50,000.00	10	$429,231	0.00%
$50,000.01 to $200,000.00	1,192	170,412,135	14.2
$200,000.01 to $350,000.00	1,310	354,140,610	29.6
$350,000.01 to $500,000.00	694	290,903,079	24.3
$500,000.01 to $650,000.00	318	182,715,516	15.3
$650,000.01 to $800,000.00	82	59,499,043	5
$800,000.01 to $950,000.00	50	44,023,063	3.7
$950,000.01 to $1,100,000.00	38	38,182,925	3.2
$1,100,000.01 to $1,250,000.00	9	10,655,161	0.9
$1,250,000.01 to $1,400,000.00	12	15,804,250	1.3
$1,400,000.01 to $1,550,000.00	9	13,212,919	1.1
$1,550,000.01 to $1,700,000.00	2	3,234,227	0.3
$1,700,000.01 to $1,850,000.00	6	10,888,740	0.9
$1,850,000.01 to $2,000,000.00	2	3,855,518	0.3
Total:	3,734	$1,197,956,419	100.00%

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4. Current Rate

Current Rate	Count	Balance	Percent
1.000% to 1.249%	1,100	$381,890,940	31.90%
1.250% to 1.499%	403	106,276,051	8.9
1.500% to 1.749%	43	8,415,369	0.7
1.750% to 1.999%	256	81,449,059	6.8
2.000% to 2.249%	106	31,979,028	2.7
2.250% to 2.499%	6	1,341,933	0.1
2.500% to 2.749%	12	2,611,880	0.2
2.750% to 2.999%	14	4,600,842	0.4
3.000% to 3.249%	15	3,090,148	0.3
3.250% to 3.499%	10	1,857,669	0.2
3.500% to 3.749%	2	562,484	0
3.750% to 3.999%	25	6,369,362	0.5
4.000% to 4.249%	79	31,508,968	2.6
4.250% to 4.499%	357	133,726,418	11.2
4.500% to 4.749%	669	219,938,012	18.4
4.750% to 4.999%	477	141,877,828	11.8
5.000% to 5.249%	109	27,122,591	2.3
5.250% to 5.499%	29	9,003,800	0.8
5.500% to 5.749%	4	996,737	0.1
5.750% to 5.999%	12	2,183,602	0.2
6.000% to 6.249%	6	1,153,697	0.1
Total:	3,734	$1,197,956,419	100.00%

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5. Age

Age	Count	Balance	Percent
0	1,615	$516,521,153	43.10%
1	1,227	391,466,962	32.7
2	795	256,343,871	21.4
3	87	30,128,705	2.5
4	6	2,165,495	0.2
5	2	505,045	0
7	2	825,188	0.1
Total:	3,734	$1,197,956,419	100.00%

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6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	195	$54,586,936	4.60%
50.001% to 60.000%	208	84,249,611	7
60.001% to 70.000%	579	197,786,831	16.5
70.001% to 75.000%	537	192,947,802	16.1
75.001% to 80.000%	2,041	631,971,316	52.8
80.001% to 85.000%	9	2,053,517	0.2
85.001% to 90.000%	73	17,371,785	1.5
90.001% to 95.000%	92	16,988,621	1.4
Total:	3,734	$1,197,956,419	100.00%

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7. FICO Score

FICO Score	Count	Balance	Percent
600 to 619	12	$3,529,077	0.30%
620 to 639	178	51,161,570	4.3
640 to 679	867	284,581,908	23.8
680 to 699	653	213,642,807	17.8
700 to 719	570	183,677,012	15.3
720 to 759	869	281,759,570	23.5
760 to 799	543	168,158,039	14
800 to 819	40	11,008,195	0.9
820 to 839	2	438,242	0
Total:	3,734	$1,197,956,419	100.00%

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8. States

States	Count	Balance	Percent
AK	5	$1,380,197	0.10%
AL	5	964,529	0.1
AR	3	256,189	0
AZ	95	21,285,169	1.8
CA	1,715	689,685,813	57.6
CO	171	39,442,764	3.3
CT	32	11,006,157	0.9
DC	2	383,600	0
DE	4	2,343,007	0.2
FL	443	109,047,870	9.1
GA	24	4,529,314	0.4
HI	17	7,043,895	0.6
IA	1	170,725	0
ID	29	4,620,855	0.4
IL	75	22,147,950	1.8
IN	19	3,231,004	0.3
KS	6	786,880	0.1
KY	12	1,961,209	0.2
LA	6	735,238	0.1
MA	51	19,694,079	1.6
MD	49	15,647,045	1.3
MI	38	8,272,005	0.7
MN	46	11,329,800	0.9
MO	22	4,069,328	0.3
MS	1	69,300	0
MT	4	869,270	0.1
NC	39	11,001,164	0.9
ND	3	304,100	0
NH	8	2,195,399	0.2
NJ	68	20,620,985	1.7
NM	4	540,800	0
NV	204	55,891,842	4.7
NY	32	9,504,287	0.8
OH	27	5,421,747	0.5
OK	11	1,659,004	0.1
OR	52	11,181,895	0.9
PA	43	7,259,547	0.6
RI	4	817,970	0.1
SC	14	4,161,090	0.3
SD	3	456,718	0
TN	28	6,381,411	0.5
TX	42	7,481,686	0.6
UT	72	13,666,568	1.1
VA	65	23,093,745	1.9
WA	105	30,525,624	2.5
WI	31	4,279,022	0.4
WV	3	309,022	0
WY	1	229,600	0
Total:	3,734	$1,197,956,419	100.00%

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9. NegAm Limit

NegAm Limit	Count	Balance	Percent
110%	32	$9,504,287	0.80%
115%	3,702	1,188,452,131	99.2
Total:	3,734	$1,197,956,419	100.00%

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10. Index

Index	Count	Balance	Percent
COFI 1mo	163	$50,315,582	4.20%
LIBOR 1mo	1,684	537,234,516	44.8
MTA	1,887	610,406,320	51
Total:	3,734	$1,197,956,419	100.00%

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11. Margin

Margin	Count	Balance	Percent
1.251% to 1.500%	4	$752,184	0.10%
1.501% to 1.750%	3	782,983	0.1
1.751% to 2.000%	23	7,668,008	0.6
2.001% to 2.250%	140	51,892,212	4.3
2.251% to 2.500%	861	314,583,427	26.3
2.501% to 2.750%	1,258	422,340,069	35.3
2.751% to 3.000%	832	238,909,896	19.9
3.001% to 3.250%	402	111,239,799	9.3
3.251% to 3.500%	144	36,263,446	3
3.501% to 3.750%	35	7,655,289	0.6
3.751% to 4.000%	22	4,093,814	0.3
4.001% to 4.250%	8	1,317,665	0.1
4.251% to 4.500%	2	457,628	0
Total:	3,734	$1,197,956,419	100.00%

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12. Max Rate

Max Rate	Count	Balance	Percent
7.000% to 7.499%	1	$89,395	0.00%
8.000% to 8.499%	2	763,923	0.1
9.500% to 9.999%	3,707	1,190,020,698	99.3
10.000% to 10.499%	17	4,521,611	0.4
10.500% to 10.999%	4	1,764,846	0.1
11.000% to 11.499%	1	386,100	0
11.500% to 11.999%	1	152,769	0
12.000% to 12.499%	1	257,078	0
Total:	3,734	$1,197,956,419	100.00%

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13. Months to Roll

Months to Roll	Count	Balance	Percent
1	3,349	$1,085,221,675	90.60%
2	225	62,050,898	5.2
3	147	47,236,327	3.9
4	13	3,447,518	0.3
Total:	3,734	$1,197,956,419	100.00%

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14. Property Type

Property Type	Count	Balance	Percent
Single Family	2,325	$754,792,261	63.00%
Planned Unit Development	822	283,837,298	23.7
Condominium	439	114,049,639	9.5
2-4 Family	148	45,277,221	3.8
Total:	3,734	$1,197,956,419	100.00%

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15. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary	2,955	$1,010,674,374	84.40%
Investment	631	143,083,613	11.9
Second	148	44,198,431	3.7
Total:	3,734	$1,197,956,419	100.00%

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16. Purpose

Purpose	Count	Balance	Percent
Purchase	1,450	$502,054,522	41.90%
Cash/Out Refi	1,510	473,350,580	39.5
Rate/Term Refi	774	222,551,317	18.6
Total:	3,734	$1,197,956,419	100.00%

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17. Documentation Type

Documentation Type	Count	Balance	Percent
Alt Doc	412	$104,961,715	8.80%
Full Doc	918	249,806,198	20.9
NINA	2	387,500	0
Reduced Doc	2,402	842,801,005	70.4
Total:	3,734	$1,197,956,419	100.00%

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18. Debt-to-Income Ratio

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	18	$5,562,997	0.50%
0.001% to 10.000%	30	7,767,962	0.6
10.001% to 20.000%	200	55,546,185	4.6
20.001% to 30.000%	766	218,491,347	18.2
30.001% to 40.000%	1,545	538,947,133	45
40.001% to 50.000%	1,006	328,964,415	27.5
50.001% to 60.000%	169	42,676,381	3.6
Total:	3,734	$1,197,956,419	100.00%

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19. Prepayment Penalty Flag

Prepayment Penalty Flag	Count	Balance	Percent
N	1,921	$667,135,673	55.70%
Y	1,813	530,820,745	44.3
Total:	3,734	$1,197,956,419	100.00%

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20. Prepterm

Prepterm	Count	Balance	Percent
0	1,921	$667,135,673	55.70%
6	2	951,479	0.1
12	1	88,000	0
32	1	677,382	0.1
36	1,805	527,910,858	44.1
60	4	1,193,026	0.1
Total:	3,734	$1,197,956,419	100.00%

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This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

Goldman, Sachs & Co.

CWHL 2005 - 4

Cut-off - December 1, 2004

Group 1 - Conforming Balance

Group 2 - 1mo LIBOR Prepay Penalty

Group 3 - 1mo LIBOR No Prepay Penalty

Group 4 - MTA Prepay Penalty

Group 5 - MTA No Prepay Penalty

Group 6 - 1mo COFI

Selection Criteria: Group 1 - Conforming Balance

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Property Type
15. Occupancy Code
16. Purpose
17. Documentation Type
18. Debt-to-Income Ratio
19. Prepayment Penalty Flag
20. Prepterm

1. Stats

Count: 2,429
Current Balance: $501,362,985
Average Current Balance: $206,407
Gross Weighted Average Coupon: 2.896%
Net Weighted Average Coupon: 2.503%
Weighted Average Expense Rate: 0.393%
Weighted Average Expense Rate - after Reset: 0.393%
Original Term: 360
Remaining Term: 359.16
Age: 0.84
Original Loan-to-Value Ratio: 74.11%
Margin: 2.750%
Net Margin: 2.357%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 8.672%
Maximum Interest Rate: 9.954%
Months to Next Roll: 1.16
FICO Score: 709
Max Zip Code Percentage: 0.575%
Debt-to-Income Ratio: 35.133%

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2. Conforming

Conforming	Count	Balance	Percent
Conforming	2,429	$501,362,985	100.00%
Total:	2,429	$501,362,985	100.00%

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3. Principal Balance

Principal Balance	Count	Balance	Percent
Lower than $50,000.00	10	$429,231	0.10%
$50,000.01 to $200,000.00	1,183	169,033,613	33.7
$200,000.01 to $350,000.00	1,203	318,091,525	63.4
$350,000.01 to $500,000.00	30	12,105,142	2.4
$500,000.01 to $650,000.00	3	1,703,474	0.3
Total:	2,429	$501,362,985	100.00%

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4. Current Rate

Current Rate	Count	Balance	Percent
1.000% to 1.249%	636	$136,868,976	27.30%
1.250% to 1.499%	313	60,997,988	12.2
1.500% to 1.749%	39	6,624,489	1.3
1.750% to 1.999%	171	34,114,494	6.8
2.000% to 2.249%	90	16,425,138	3.3
2.250% to 2.499%	6	1,341,933	0.3
2.500% to 2.749%	10	1,834,612	0.4
2.750% to 2.999%	12	2,459,056	0.5
3.000% to 3.249%	13	2,325,398	0.5
3.250% to 3.499%	10	1,857,669	0.4
3.500% to 3.749%	1	113,495	0
3.750% to 3.999%	18	3,112,115	0.6
4.000% to 4.249%	38	7,995,247	1.6
4.250% to 4.499%	184	40,232,106	8
4.500% to 4.749%	419	87,130,372	17.4
4.750% to 4.999%	332	70,481,788	14.1
5.000% to 5.249%	92	18,538,378	3.7
5.250% to 5.499%	23	4,575,697	0.9
5.500% to 5.749%	4	996,737	0.2
5.750% to 5.999%	12	2,183,602	0.4
6.000% to 6.249%	6	1,153,697	0.2
Total:	2,429	$501,362,985	100.00%

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5. Age

Age	Count	Balance	Percent
0	1,056	$215,500,831	43.00%
1	805	164,860,946	32.9
2	509	108,019,231	21.5
3	53	11,493,884	2.3
4	4	983,048	0.2
5	2	505,045	0.1
Total:	2,429	$501,362,985	100.00%

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6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	156	$26,876,581	5.40%
50.001% to 60.000%	125	25,831,982	5.2
60.001% to 70.000%	392	78,852,290	15.7
70.001% to 75.000%	316	68,205,471	13.6
75.001% to 80.000%	1,283	271,533,138	54.2
80.001% to 85.000%	8	1,506,585	0.3
85.001% to 90.000%	62	13,168,228	2.6
90.001% to 95.000%	87	15,388,711	3.1
Total:	2,429	$501,362,985	100.00%

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7. FICO Score

FICO Score	Count	Balance	Percent
620 to 639	119	$24,929,099	5.00%
640 to 679	544	114,405,360	22.8
680 to 699	421	88,839,458	17.7
700 to 719	378	76,919,354	15.3
720 to 759	553	111,625,056	22.3
760 to 799	382	78,809,816	15.7
800 to 819	31	5,766,593	1.2
820 to 839	1	68,250	0
Total:	2,429	$501,362,985	100.00%

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8. States

States	Count	Balance	Percent
AK	5	$1,380,197	0.30%
AL	5	964,529	0.2
AR	3	256,189	0.1
AZ	77	13,283,524	2.6
CA	807	199,559,816	39.8
CO	142	26,095,743	5.2
CT	22	5,126,349	1
DC	2	383,600	0.1
DE	2	281,800	0.1
FL	357	62,660,506	12.5
GA	22	3,560,963	0.7
HI	13	4,086,388	0.8
IA	1	170,725	0
ID	26	3,680,777	0.7
IL	58	12,140,411	2.4
IN	17	2,202,254	0.4
KS	6	786,880	0.2
KY	12	1,961,209	0.4
LA	6	735,238	0.1
MA	40	11,143,807	2.2
MD	31	6,083,629	1.2
MI	30	5,045,579	1
MN	41	8,030,837	1.6
MO	19	2,679,350	0.5
MS	1	69,300	0
MT	4	869,270	0.2
NC	25	4,009,704	0.8
ND	3	304,100	0.1
NH	6	1,304,455	0.3
NJ	51	11,539,804	2.3
NM	4	540,800	0.1
NV	156	34,234,887	6.8
NY	23	4,947,513	1
OH	25	3,618,615	0.7
OK	11	1,659,004	0.3
OR	48	8,842,527	1.8
PA	42	6,915,547	1.4
RI	4	817,970	0.2
SC	12	2,445,090	0.5
SD	2	314,318	0.1
TN	20	3,015,786	0.6
TX	39	5,936,004	1.2
UT	64	10,644,914	2.1
VA	33	7,332,542	1.5
WA	79	15,816,900	3.2
WI	29	3,345,011	0.7
WV	3	309,022	0.1
WY	1	229,600	0
Total:	2,429	$501,362,985	100.00%

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9. NegAm Limit

NegAm Limit	Count	Balance	Percent
110%	23	$4,947,513	1.00%
115%	2,406	496,415,472	99
Total:	2,429	$501,362,985	100.00%

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10. Index

Index	Count	Balance	Percent
COFI 1mo	111	$23,279,071	4.60%
LIBOR 1mo	1,094	225,027,332	44.9
MTA	1,224	253,056,583	50.5
Total:	2,429	$501,362,985	100.00%

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11. Margin

Margin	Count	Balance	Percent
1.251% to 1.500%	4	$752,184	0.20%
1.501% to 1.750%	2	340,000	0.1
1.751% to 2.000%	15	3,046,264	0.6
2.001% to 2.250%	79	16,105,998	3.2
2.251% to 2.500%	475	100,712,662	20.1
2.501% to 2.750%	777	164,184,082	32.7
2.751% to 3.000%	594	119,374,253	23.8
3.001% to 3.250%	298	60,388,831	12
3.251% to 3.500%	121	24,413,464	4.9
3.501% to 3.750%	32	6,176,142	1.2
3.751% to 4.000%	22	4,093,814	0.8
4.001% to 4.250%	8	1,317,665	0.3
4.251% to 4.500%	2	457,628	0.1
Total:	2,429	$501,362,985	100.00%

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12. Max Rate

Max Rate	Count	Balance	Percent
7.000% to 7.499%	1	$89,395	0.00%
9.500% to 9.999%	2,411	498,027,464	99.3
10.000% to 10.499%	13	2,250,566	0.4
10.500% to 10.999%	1	199,614	0
11.000% to 11.499%	1	386,100	0.1
11.500% to 11.999%	1	152,769	0
12.000% to 12.499%	1	257,078	0.1
Total:	2,429	$501,362,985	100.00%

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13. Months to Roll

Months to Roll	Count	Balance	Percent
1	2,143	$445,459,481	88.80%
2	174	34,405,048	6.9
3	101	19,329,206	3.9
4	11	2,169,250	0.4
Total:	2,429	$501,362,985	100.00%

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14. Property Type

Property Type	Count	Balance	Percent
Single Family	1,480	$303,560,309	60.50%
Planned Unit Development	481	100,229,325	20
Condominium	342	66,334,772	13.2
2-4 Family	126	31,238,579	6.2
Total:	2,429	$501,362,985	100.00%

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15. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary	1,777	$378,088,834	75.40%
Investment	547	102,936,700	20.5
Second	105	20,337,451	4.1
Total:	2,429	$501,362,985	100.00%

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16. Purpose

Purpose	Count	Balance	Percent
Cash/Out Refi	1,003	$214,183,700	42.70%
Purchase	858	181,055,344	36.1
Rate/Term Refi	568	106,123,941	21.2
Total:	2,429	$501,362,985	100.00%

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17. Documentation Type

Documentation Type	Count	Balance	Percent
Alt Doc	315	$61,220,171	12.20%
Full Doc	707	134,762,180	26.9
NINA	2	387,500	0.1
Reduced Doc	1,405	304,993,134	60.8
Total:	2,429	$501,362,985	100.00%

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18. Debt-to-Income Ratio

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	12	$2,817,097	0.60%
0.001% to 10.000%	23	4,416,153	0.9
10.001% to 20.000%	148	27,452,543	5.5
20.001% to 30.000%	573	112,794,083	22.5
30.001% to 40.000%	881	184,186,934	36.7
40.001% to 50.000%	652	140,449,530	28
50.001% to 60.000%	140	29,246,645	5.8
Total:	2,429	$501,362,985	100.00%

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19. Prepayment Penalty Flag

Prepayment Penalty Flag	Count	Balance	Percent
N	1,136	$235,651,239	47.00%
Y	1,293	265,711,746	53
Total:	2,429	$501,362,985	100.00%

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20. Prepterm

Prepterm	Count	Balance	Percent
0	1,136	$235,651,239	47.00%
6	1	302,507	0.1
12	1	88,000	0
36	1,288	264,627,156	52.8
60	3	694,084	0.1
Total:	2,429	$501,362,985	100.00%

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Selection Criteria: Group 2 - 1mo LIBOR Prepay Penalty

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Property Type
15. Occupancy Code
16. Purpose
17. Documentation Type
18. Debt-to-Income Ratio
19. Prepayment Penalty Flag
20. Prepterm

1. Stats

Count: 206
Current Balance: $103,484,869
Average Current Balance: $502,354
Gross Weighted Average Coupon: 2.668%
Net Weighted Average Coupon: 2.288%
Weighted Average Expense Rate: 0.380%
Weighted Average Expense Rate - after Reset: 0.380%
Original Term: 360
Remaining Term: 359.24
Age: 0.76
Original Loan-to-Value Ratio: 73.88%
Margin: 2.650%
Net Margin: 2.270%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 8.785%
Maximum Interest Rate: 9.943%
Months to Next Roll: 1.15
FICO Score: 706
Max Zip Code Percentage: 1.694%
Debt-to-Income Ratio: 34.953%

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2. Conforming

Conforming	Count	Balance	Percent
Conforming	6	$1,405,450	1.40%
Jumbo	200	102,079,419	98.6
Total:	206	$103,484,869	100.00%

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3. Principal Balance

Principal Balance	Count	Balance	Percent
$50,000.01 to $200,000.00	2	$333,951	0.30%
$200,000.01 to $350,000.00	23	7,560,916	7.3
$350,000.01 to $500,000.00	114	47,495,466	45.9
$500,000.01 to $650,000.00	39	22,663,923	21.9
$650,000.01 to $800,000.00	13	9,693,643	9.4
$800,000.01 to $950,000.00	9	7,965,039	7.7
$950,000.01 to $1,100,000.00	2	1,997,216	1.9
$1,250,000.01 to $1,400,000.00	1	1,278,995	1.2
$1,400,000.01 to $1,550,000.00	2	2,886,494	2.8
$1,550,000.01 to $1,700,000.00	1	1,609,227	1.6
Total:	206	$103,484,869	100.00%

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4. Current Rate

Current Rate	Count	Balance	Percent
1.000% to 1.249%	92	$44,151,723	42.70%
1.250% to 1.499%	11	5,419,555	5.2
1.500% to 1.749%	1	400,000	0.4
1.750% to 1.999%	15	8,743,953	8.4
2.000% to 2.249%	1	337,450	0.3
3.000% to 3.249%	1	365,750	0.4
3.750% to 3.999%	4	1,936,945	1.9
4.000% to 4.249%	1	596,380	0.6
4.250% to 4.499%	6	3,662,895	3.5
4.500% to 4.749%	10	6,153,918	5.9
4.750% to 4.999%	58	28,018,961	27.1
5.000% to 5.249%	6	3,697,340	3.6
Total:	206	$103,484,869	100.00%

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5. Age

Age	Count	Balance	Percent
0	113	$54,602,418	52.80%
1	37	21,488,583	20.8
2	52	25,487,577	24.6
3	4	1,906,292	1.8
Total:	206	$103,484,869	100.00%

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6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	5	$4,289,434	4.10%
50.001% to 60.000%	10	5,227,831	5.1
60.001% to 70.000%	32	20,192,108	19.5
70.001% to 75.000%	32	16,894,038	16.3
75.001% to 80.000%	123	55,481,666	53.6
85.001% to 90.000%	1	360,382	0.3
90.001% to 95.000%	3	1,039,410	1
Total:	206	$103,484,869	100.00%

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7. FICO Score

FICO Score	Count	Balance	Percent
600 to 619	4	$1,292,731	1.20%
620 to 639	15	6,062,269	5.9
640 to 679	44	23,323,465	22.5
680 to 699	34	16,765,465	16.2
700 to 719	25	11,493,492	11.1
720 to 759	61	31,752,645	30.7
760 to 799	23	12,794,801	12.4
Total:	206	$103,484,869	100.00%

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8. States

States	Count	Balance	Percent
AZ	3	$1,155,517	1.10%
CA	130	64,778,810	62.6
CO	7	2,911,956	2.8
CT	3	1,572,167	1.5
DE	1	1,412,756	1.4
FL	25	14,833,805	14.3
ID	1	379,135	0.4
NC	2	1,065,617	1
NV	20	9,365,917	9.1
OR	1	650,000	0.6
SC	1	716,000	0.7
SD	1	142,400	0.1
TN	2	540,861	0.5
TX	1	560,000	0.5
UT	1	214,000	0.2
WA	7	3,185,926	3.1
Total:	206	$103,484,869	100.00%

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9. NegAm Limit

NegAm Limit	Count	Balance	Percent
115%	206	$103,484,869	100.00%
Total:	206	$103,484,869	100.00%

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10. Index

Index	Count	Balance	Percent
LIBOR 1mo	206	$103,484,869	100.00%
Total:	206	$103,484,869	100.00%

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11. Margin

Margin	Count	Balance	Percent
1.751% to 2.000%	6	$3,574,184	3.50%
2.001% to 2.250%	7	4,241,697	4.1
2.251% to 2.500%	23	11,945,136	11.5
2.501% to 2.750%	126	61,381,999	59.3
2.751% to 3.000%	36	18,981,477	18.3
3.001% to 3.250%	3	1,346,236	1.3
3.251% to 3.500%	3	1,309,250	1.3
3.501% to 3.750%	2	704,890	0.7
Total:	206	$103,484,869	100.00%

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12. Max Rate

Max Rate	Count	Balance	Percent
8.000% to 8.499%	1	$415,270	0.40%
9.500% to 9.999%	205	103,069,599	99.6
Total:	206	$103,484,869	100.00%

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13. Months to Roll

Months to Roll	Count	Balance	Percent
1	185	$92,691,280	89.60%
2	13	6,528,199	6.3
3	7	3,549,390	3.4
4	1	716,000	0.7
Total:	206	$103,484,869	100.00%

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14. Property Type

Property Type	Count	Balance	Percent
Single Family	130	$65,129,080	62.90%
Planned Unit Development	60	30,809,844	29.8
Condominium	14	6,417,945	6.2
2-4 Family	2	1,128,000	1.1
Total:	206	$103,484,869	100.00%

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15. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary	190	$95,659,023	92.40%
Investment	9	4,005,936	3.9
Second	7	3,819,910	3.7
Total:	206	$103,484,869	100.00%

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16. Purpose

Purpose	Count	Balance	Percent
Purchase	83	$43,101,140	41.60%
Cash/Out Refi	88	42,706,039	41.3
Rate/Term Refi	35	17,677,690	17.1
Total:	206	$103,484,869	100.00%

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17. Documentation Type

Documentation Type	Count	Balance	Percent
Alt Doc	14	$6,056,786	5.90%
Full Doc	27	13,419,260	13
Reduced Doc	165	84,008,823	81.2
Total:	206	$103,484,869	100.00%

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18. Debt-to-Income Ratio

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	1	$416,000	0.40%
0.001% to 10.000%	1	839,377	0.8
10.001% to 20.000%	3	1,685,298	1.6
20.001% to 30.000%	43	23,466,252	22.7
30.001% to 40.000%	105	50,673,100	49
40.001% to 50.000%	47	23,615,378	22.8
50.001% to 60.000%	6	2,789,463	2.7
Total:	206	$103,484,869	100.00%

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19. Prepayment Penalty Flag

Prepayment Penalty Flag	Count	Balance	Percent
Y	206	$103,484,869	100.00%
Total:	206	$103,484,869	100.00%

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20. Prepterm

Prepterm	Count	Balance	Percent
36	206	$103,484,869	100.00%
Total:	206	$103,484,869	100.00%

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Selection Criteria: Group 3 - 1mo LIBOR No Prepay Penalty

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Property Type
15. Occupancy Code
16. Purpose
17. Documentation Type
18. Debt-to-Income Ratio
19. Prepayment Penalty Flag
20. Prepterm

1. Stats

Count: 384
Current Balance: $208,722,316
Average Current Balance: $543,548
Gross Weighted Average Coupon: 2.879%
Net Weighted Average Coupon: 2.500%
Weighted Average Expense Rate: 0.379%
Weighted Average Expense Rate - after Reset: 0.379%
Original Term: 360
Remaining Term: 359.23
Age: 0.77
Original Loan-to-Value Ratio: 72.72%
Margin: 2.369%
Net Margin: 1.990%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 8.753%
Maximum Interest Rate: 9.956%
Months to Next Roll: 1.21
FICO Score: 707
Max Zip Code Percentage: 1.745%
Debt-to-Income Ratio: 35.569%

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2. Conforming

Conforming	Count	Balance	Percent
Conforming	4	$822,592	0.40%
Jumbo	380	207,899,724	99.6
Total:	384	$208,722,316	100.00%

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3. Principal Balance

Principal Balance	Count	Balance	Percent
$50,000.01 to $200,000.00	2	$312,571	0.10%
$200,000.01 to $350,000.00	27	8,974,440	4.3
$350,000.01 to $500,000.00	184	77,991,536	37.4
$500,000.01 to $650,000.00	103	59,493,660	28.5
$650,000.01 to $800,000.00	32	23,244,014	11.1
$800,000.01 to $950,000.00	10	8,828,257	4.2
$950,000.01 to $1,100,000.00	16	16,032,752	7.7
$1,100,000.01 to $1,250,000.00	3	3,473,300	1.7
$1,250,000.01 to $1,400,000.00	3	4,066,785	1.9
$1,400,000.01 to $1,550,000.00	3	4,485,000	2.1
$1,700,000.01 to $1,850,000.00	1	1,820,000	0.9
Total:	384	$208,722,316	100.00%

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4. Current Rate

Current Rate	Count	Balance	Percent
1.000% to 1.249%	109	$62,324,480	29.90%
1.250% to 1.499%	30	14,040,905	6.7
1.500% to 1.749%	2	974,880	0.5
1.750% to 1.999%	42	21,388,546	10.2
2.000% to 2.249%	7	5,062,190	2.4
2.500% to 2.749%	1	378,000	0.2
2.750% to 2.999%	1	341,787	0.2
3.000% to 3.249%	1	399,000	0.2
4.000% to 4.249%	5	2,611,775	1.3
4.250% to 4.499%	23	12,560,839	6
4.500% to 4.749%	144	78,729,601	37.7
4.750% to 4.999%	16	8,698,856	4.2
5.000% to 5.249%	3	1,211,456	0.6
Total:	384	$208,722,316	100.00%

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5. Age

Age	Count	Balance	Percent
0	170	$94,675,255	45.40%
1	131	70,795,319	33.9
2	78	40,187,907	19.3
3	4	2,530,359	1.2
4	1	533,475	0.3
Total:	384	$208,722,316	100.00%

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6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	15	$9,124,755	4.40%
50.001% to 60.000%	27	19,882,162	9.5
60.001% to 70.000%	50	32,303,065	15.5
70.001% to 75.000%	64	37,087,229	17.8
75.001% to 80.000%	220	107,322,907	51.4
85.001% to 90.000%	7	2,603,198	1.2
90.001% to 95.000%	1	399,000	0.2
Total:	384	$208,722,316	100.00%

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7. FICO Score

FICO Score	Count	Balance	Percent
600 to 619	6	$1,683,813	0.80%
620 to 639	18	9,081,561	4.4
640 to 679	82	44,093,662	21.1
680 to 699	70	39,299,513	18.8
700 to 719	68	38,033,561	18.2
720 to 759	94	51,663,817	24.8
760 to 799	44	24,002,638	11.5
800 to 819	2	863,750	0.4
Total:	384	$208,722,316	100.00%

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8. States

States	Count	Balance	Percent
AZ	5	$1,735,025	0.80%
CA	241	134,802,542	64.6
CO	9	4,451,373	2.1
CT	3	1,499,650	0.7
FL	16	7,902,431	3.8
GA	2	968,351	0.5
HI	1	768,000	0.4
ID	1	119,492	0.1
IL	12	6,769,005	3.2
MA	6	4,596,063	2.2
MD	7	4,130,549	2
MI	4	1,719,594	0.8
MN	2	827,274	0.4
MO	2	879,978	0.4
NC	8	4,048,911	1.9
NH	2	890,944	0.4
NJ	12	6,895,563	3.3
NV	10	4,504,277	2.2
NY	4	2,186,860	1
OH	2	1,803,132	0.9
OR	2	1,338,207	0.6
TN	2	1,132,039	0.5
UT	1	488,200	0.2
VA	22	10,734,234	5.1
WA	7	3,099,614	1.5
WI	1	431,010	0.2
Total:	384	$208,722,316	100.00%

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9. NegAm Limit

NegAm Limit	Count	Balance	Percent
110%	4	$2,186,860	1.00%
115%	380	206,535,456	99
Total:	384	$208,722,316	100.00%

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10. Index

Index	Count	Balance	Percent
LIBOR 1mo	384	$208,722,316	100.00%
Total:	384	$208,722,316	100.00%

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11. Margin

Margin	Count	Balance	Percent
1.751% to 2.000%	1	$598,570	0.30%
2.001% to 2.250%	43	24,515,303	11.7
2.251% to 2.500%	301	164,136,535	78.6
2.501% to 2.750%	30	15,194,584	7.3
2.751% to 3.000%	8	3,878,323	1.9
3.251% to 3.500%	1	399,000	0.2
Total:	384	$208,722,316	100.00%

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12. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	381	$206,608,227	99.00%
10.000% to 10.499%	2	1,295,045	0.6
10.500% to 10.999%	1	819,044	0.4
Total:	384	$208,722,316	100.00%

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13. Months to Roll

Months to Roll	Count	Balance	Percent
1	333	$179,864,977	86.20%
2	26	14,506,348	7
3	25	14,350,990	6.9
Total:	384	$208,722,316	100.00%

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14. Property Type

Property Type	Count	Balance	Percent
Single Family	244	$131,024,888	62.80%
Planned Unit Development	97	53,904,299	25.8
Condominium	31	15,486,518	7.4
2-4 Family	12	8,306,611	4
Total:	384	$208,722,316	100.00%

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15. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary	327	$179,230,780	85.90%
Investment	41	21,070,353	10.1
Second	16	8,421,183	4
Total:	384	$208,722,316	100.00%

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16. Purpose

Purpose	Count	Balance	Percent
Purchase	198	$106,064,285	50.80%
Cash/Out Refi	125	65,682,627	31.5
Rate/Term Refi	61	36,975,404	17.7
Total:	384	$208,722,316	100.00%

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17. Documentation Type

Documentation Type	Count	Balance	Percent
Alt Doc	41	$17,866,651	8.60%
Full Doc	57	33,130,851	15.9
Reduced Doc	286	157,724,813	75.6
Total:	384	$208,722,316	100.00%

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18. Debt-to-Income Ratio

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	2	$947,200	0.50%
0.001% to 10.000%	3	1,143,629	0.5
10.001% to 20.000%	22	12,124,970	5.8
20.001% to 30.000%	48	27,404,304	13.1
30.001% to 40.000%	186	104,831,945	50.2
40.001% to 50.000%	112	58,131,075	27.9
50.001% to 60.000%	11	4,139,193	2
Total:	384	$208,722,316	100.00%

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19. Prepayment Penalty Flag

Prepayment Penalty Flag	Count	Balance	Percent
N	384	$208,722,316	100.00%
Total:	384	$208,722,316	100.00%

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20. Prepterm

Prepterm	Count	Balance	Percent
0	384	$208,722,316	100.00%
Total:	384	$208,722,316	100.00%

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Selection Criteria: Group 4 - MTA Prepay Penalty

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Property Type
15. Occupancy Code
16. Purpose
17. Documentation Type
18. Debt-to-Income Ratio
19. Prepayment Penalty Flag
20. Prepterm

1. Stats

Count: 297
Current Balance: $151,009,760
Average Current Balance: $508,450
Gross Weighted Average Coupon: 3.192%
Net Weighted Average Coupon: 2.814%
Weighted Average Expense Rate: 0.378%
Weighted Average Expense Rate - after Reset: 0.378%
Original Term: 360
Remaining Term: 358.92
Age: 1.08
Original Loan-to-Value Ratio: 72.62%
Margin: 2.892%
Net Margin: 2.514%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 8.835%
Maximum Interest Rate: 9.951%
Months to Next Roll: 1.02
FICO Score: 702
Max Zip Code Percentage: 1.384%
Debt-to-Income Ratio: 35.888%

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2. Conforming

Conforming	Count	Balance	Percent
Conforming	4	$590,500	0.40%
Jumbo	293	150,419,260	99.6
Total:	297	$151,009,760	100.00%

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3. Principal Balance

Principal Balance	Count	Balance	Percent
$50,000.01 to $200,000.00	4	$590,500	0.40%
$200,000.01 to $350,000.00	25	8,576,920	5.7
$350,000.01 to $500,000.00	172	71,634,964	47.4
$500,000.01 to $650,000.00	55	31,439,557	20.8
$650,000.01 to $800,000.00	16	11,439,111	7.6
$800,000.01 to $950,000.00	13	11,458,681	7.6
$950,000.01 to $1,100,000.00	5	5,091,714	3.4
$1,100,000.01 to $1,250,000.00	1	1,241,530	0.8
$1,250,000.01 to $1,400,000.00	3	3,936,783	2.6
$1,700,000.01 to $1,850,000.00	2	3,600,000	2.4
$1,850,000.01 to $2,000,000.00	1	2,000,000	1.3
Total:	297	$151,009,760	100.00%

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4. Current Rate

Current Rate	Count	Balance	Percent
1.000% to 1.249%	91	$43,906,122	29.10%
1.250% to 1.499%	15	8,389,983	5.6
1.500% to 1.749%	1	416,000	0.3
1.750% to 1.999%	7	3,789,788	2.5
2.000% to 2.249%	4	5,761,500	3.8
2.500% to 2.749%	1	399,268	0.3
4.000% to 4.249%	4	2,578,527	1.7
4.250% to 4.499%	23	11,494,637	7.6
4.500% to 4.749%	94	46,919,802	31.1
4.750% to 4.999%	53	25,748,273	17.1
5.000% to 5.249%	4	1,605,861	1.1
Total:	297	$151,009,760	100.00%

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5. Age

Age	Count	Balance	Percent
0	90	$46,949,908	31.10%
1	116	57,042,192	37.8
2	76	39,098,994	25.9
3	12	6,444,506	4.3
4	1	648,972	0.4
7	2	825,188	0.5
Total:	297	$151,009,760	100.00%

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6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	8	$5,968,686	4.00%
50.001% to 60.000%	19	12,281,253	8.1
60.001% to 70.000%	49	27,641,714	18.3
70.001% to 75.000%	55	28,796,505	19.1
75.001% to 80.000%	163	75,293,690	49.9
85.001% to 90.000%	2	866,412	0.6
90.001% to 95.000%	1	161,500	0.1
Total:	297	$151,009,760	100.00%

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7. FICO Score

FICO Score	Count	Balance	Percent
600 to 619	2	$552,533	0.40%
620 to 639	13	5,206,271	3.4
640 to 679	92	47,793,645	31.6
680 to 699	50	26,778,964	17.7
700 to 719	43	20,357,989	13.5
720 to 759	64	31,903,076	21.1
760 to 799	31	17,372,282	11.5
800 to 819	2	1,045,000	0.7
Total:	297	$151,009,760	100.00%

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8. States

States	Count	Balance	Percent
AZ	2	$1,041,168	0.70%
CA	214	109,279,432	72.4
CO	8	3,569,477	2.4
CT	3	1,810,282	1.2
DE	1	648,451	0.4
FL	40	20,019,539	13.3
HI	2	1,261,723	0.8
ID	1	441,450	0.3
NC	2	946,932	0.6
NV	9	3,680,473	2.4
TN	4	1,692,725	1.1
UT	3	1,030,275	0.7
WA	8	5,587,833	3.7
Total:	297	$151,009,760	100.00%

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9. NegAm Limit

NegAm Limit	Count	Balance	Percent
115%	297	$151,009,760	100.00%
Total:	297	$151,009,760	100.00%

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10. Index

Index	Count	Balance	Percent
MTA	297	$151,009,760	100.00%
Total:	297	$151,009,760	100.00%

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11. Margin

Margin	Count	Balance	Percent
2.001% to 2.250%	5	$4,403,944	2.90%
2.251% to 2.500%	9	6,499,634	4.3
2.501% to 2.750%	34	16,236,091	10.8
2.751% to 3.000%	162	81,614,462	54
3.001% to 3.250%	76	37,336,792	24.7
3.251% to 3.500%	10	4,144,579	2.7
3.501% to 3.750%	1	774,257	0.5
Total:	297	$151,009,760	100.00%

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12. Max Rate

Max Rate	Count	Balance	Percent
8.000% to 8.499%	1	$348,652	0.20%
9.500% to 9.999%	294	149,914,919	99.3
10.500% to 10.999%	2	746,189	0.5
Total:	297	$151,009,760	100.00%

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13. Months to Roll

Months to Roll	Count	Balance	Percent
1	291	$148,526,228	98.40%
2	5	1,921,264	1.3
4	1	562,268	0.4
Total:	297	$151,009,760	100.00%

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14. Property Type

Property Type	Count	Balance	Percent
Single Family	195	$100,021,151	66.20%
Planned Unit Development	73	36,946,703	24.5
Condominium	26	12,366,951	8.2
2-4 Family	3	1,674,955	1.1
Total:	297	$151,009,760	100.00%

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15. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary	278	$142,325,581	94.20%
Investment	12	5,344,914	3.5
Second	7	3,339,265	2.2
Total:	297	$151,009,760	100.00%

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16. Purpose

Purpose	Count	Balance	Percent
Cash/Out Refi	140	$69,281,752	45.90%
Purchase	110	55,873,773	37
Rate/Term Refi	47	25,854,236	17.1
Total:	297	$151,009,760	100.00%

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17. Documentation Type

Documentation Type	Count	Balance	Percent
Alt Doc	14	$5,589,432	3.70%
Full Doc	53	25,644,210	17
Reduced Doc	230	119,776,118	79.3
Total:	297	$151,009,760	100.00%

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18. Debt-to-Income Ratio

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	2	$762,700	0.50%
10.001% to 20.000%	11	5,187,158	3.4
20.001% to 30.000%	40	21,537,101	14.3
30.001% to 40.000%	160	81,464,505	53.9
40.001% to 50.000%	79	39,248,670	26
50.001% to 60.000%	5	2,809,626	1.9
Total:	297	$151,009,760	100.00%

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19. Prepayment Penalty Flag

Prepayment Penalty Flag	Count	Balance	Percent
Y	297	$151,009,760	100.00%
Total:	297	$151,009,760	100.00%

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20. Prepterm

Prepterm	Count	Balance	Percent
6	1	$648,972	0.40%
32	1	677,382	0.4
36	294	149,184,463	98.8
60	1	498,943	0.3
Total:	297	$151,009,760	100.00%

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Selection Criteria: Group 5 - MTA No Prepay Penalty

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Property Type
15. Occupancy Code
16. Purpose
17. Documentation Type
18. Debt-to-Income Ratio
19. Prepayment Penalty Flag
20. Prepterm

1. Stats

Count: 366
Current Balance: $206,339,977
Average Current Balance: $563,770
Gross Weighted Average Coupon: 2.529%
Net Weighted Average Coupon: 2.153%
Weighted Average Expense Rate: 0.376%
Weighted Average Expense Rate - after Reset: 0.376%
Original Term: 360
Remaining Term: 359.16
Age: 0.84
Original Loan-to-Value Ratio: 72.96%
Margin: 2.622%
Net Margin: 2.246%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 8.808%
Maximum Interest Rate: 9.952%
Months to Next Roll: 1.10
FICO Score: 712
Max Zip Code Percentage: 1.328%
Debt-to-Income Ratio: 35.673%

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2. Conforming

Conforming	Count	Balance	Percent
Conforming	1	$141,500	0.10%
Jumbo	365	206,198,477	99.9
Total:	366	$206,339,977	100.00%

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3. Principal Balance

Principal Balance	Count	Balance	Percent
$50,000.01 to $200,000.00	1	$141,500	0.10%
$200,000.01 to $350,000.00	26	8,892,760	4.3
$350,000.01 to $500,000.00	174	73,690,944	35.7
$500,000.01 to $650,000.00	97	55,644,331	27
$650,000.01 to $800,000.00	20	14,371,568	7
$800,000.01 to $950,000.00	15	13,140,448	6.4
$950,000.01 to $1,100,000.00	15	15,061,243	7.3
$1,100,000.01 to $1,250,000.00	5	5,940,332	2.9
$1,250,000.01 to $1,400,000.00	5	6,521,687	3.2
$1,400,000.01 to $1,550,000.00	4	5,841,425	2.8
$1,550,000.01 to $1,700,000.00	1	1,625,000	0.8
$1,700,000.01 to $1,850,000.00	3	5,468,740	2.7
Total:	366	$206,339,977	100.00%

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4. Current Rate

Current Rate	Count	Balance	Percent
1.000% to 1.249%	150	$84,100,594	40.80%
1.250% to 1.499%	30	15,571,621	7.5
1.750% to 1.999%	18	11,694,971	5.7
2.000% to 2.249%	4	4,392,750	2.1
2.750% to 2.999%	1	1,800,000	0.9
3.500% to 3.749%	1	448,989	0.2
3.750% to 3.999%	3	1,320,302	0.6
4.000% to 4.249%	31	17,727,040	8.6
4.250% to 4.499%	121	65,775,941	31.9
4.750% to 4.999%	7	3,507,769	1.7
Total:	366	$206,339,977	100.00%

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5. Age

Age	Count	Balance	Percent
0	158	$91,054,296	44.10%
1	117	65,463,864	31.7
2	77	42,068,155	20.4
3	14	7,753,663	3.8
Total:	366	$206,339,977	100.00%

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6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	9	$7,031,624	3.40%
50.001% to 60.000%	25	18,577,183	9
60.001% to 70.000%	49	34,428,381	16.7
70.001% to 75.000%	63	38,706,407	18.8
75.001% to 80.000%	218	106,675,884	51.7
80.001% to 85.000%	1	546,933	0.3
85.001% to 90.000%	1	373,565	0.2
Total:	366	$206,339,977	100.00%

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7. FICO Score

FICO Score	Count	Balance	Percent
620 to 639	12	$5,543,180	2.70%
640 to 679	91	47,996,856	23.3
680 to 699	72	38,725,656	18.8
700 to 719	50	33,495,757	16.2
720 to 759	83	46,540,067	22.6
760 to 799	52	30,335,618	14.7
800 to 819	5	3,332,852	1.6
820 to 839	1	369,992	0.2
Total:	366	$206,339,977	100.00%

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8. States

States	Count	Balance	Percent
AZ	7	$3,733,239	1.80%
CA	282	159,644,465	77.4
CO	5	2,414,215	1.2
CT	1	997,709	0.5
FL	5	3,631,588	1.8
IL	5	3,238,534	1.6
IN	1	378,750	0.2
MA	5	3,954,209	1.9
MD	10	5,005,886	2.4
MI	3	1,162,832	0.6
MN	3	2,471,689	1.2
MO	1	510,000	0.2
NC	2	930,000	0.5
NJ	3	1,290,138	0.6
NV	8	3,727,288	1.8
NY	5	2,369,914	1.1
OR	1	351,161	0.2
PA	1	344,000	0.2
SC	1	1,000,000	0.5
TX	1	392,000	0.2
UT	2	930,038	0.5
VA	10	5,026,970	2.4
WA	4	2,835,351	1.4
Total:	366	$206,339,977	100.00%

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9. NegAm Limit

NegAm Limit	Count	Balance	Percent
110%	5	$2,369,914	1.10%
115%	361	203,970,063	98.9
Total:	366	$206,339,977	100.00%

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10. Index

Index	Count	Balance	Percent
MTA	366	$206,339,977	100.00%
Total:	366	$206,339,977	100.00%

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11. Margin

Margin	Count	Balance	Percent
1.501% to 1.750%	1	$442,983	0.20%
1.751% to 2.000%	1	448,989	0.2
2.001% to 2.250%	6	2,625,271	1.3
2.251% to 2.500%	53	31,289,460	15.2
2.501% to 2.750%	289	164,338,995	79.6
2.751% to 3.000%	2	975,750	0.5
3.001% to 3.250%	14	6,218,530	3
Total:	366	$206,339,977	100.00%

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12. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	364	$205,363,977	99.50%
10.000% to 10.499%	2	976,000	0.5
Total:	366	$206,339,977	100.00%

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13. Months to Roll

Months to Roll	Count	Balance	Percent
1	349	$194,010,506	94.00%
2	5	3,666,130	1.8
3	12	8,663,341	4.2
Total:	366	$206,339,977	100.00%

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14. Property Type

Property Type	Count	Balance	Percent
Single Family	235	$132,924,835	64.40%
Planned Unit Development	104	58,963,613	28.6
Condominium	22	11,522,452	5.6
2-4 Family	5	2,929,077	1.4
Total:	366	$206,339,977	100.00%

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15. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary	333	$189,256,645	91.70%
Investment	20	8,802,710	4.3
Second	13	8,280,622	4
Total:	366	$206,339,977	100.00%

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16. Purpose

Purpose	Count	Balance	Percent
Purchase	180	$105,784,873	51.30%
Cash/Out Refi	131	68,657,641	33.3
Rate/Term Refi	55	31,897,464	15.5
Total:	366	$206,339,977	100.00%

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17. Documentation Type

Documentation Type	Count	Balance	Percent
Alt Doc	25	$12,988,789	6.30%
Full Doc	70	40,887,658	19.8
Reduced Doc	271	152,463,530	73.9
Total:	366	$206,339,977	100.00%

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18. Debt-to-Income Ratio

Debt-to-Income Ratio	Count	Balance	Percent
Less than or equal to 0.000%	1	$620,000	0.30%
0.001% to 10.000%	3	1,368,802	0.7
10.001% to 20.000%	14	8,070,012	3.9
20.001% to 30.000%	55	28,667,403	13.9
30.001% to 40.000%	188	105,125,104	50.9
40.001% to 50.000%	98	58,797,202	28.5
50.001% to 60.000%	7	3,691,454	1.8
Total:	366	$206,339,977	100.00%

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19. Prepayment Penalty Flag

Prepayment Penalty Flag	Count	Balance	Percent
N	366	$206,339,977	100.00%
Total:	366	$206,339,977	100.00%

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20. Prepterm

Prepterm	Count	Balance	Percent
0	366	$206,339,977	100.00%
Total:	366	$206,339,977	100.00%

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Selection Criteria: Group 6 - 1mo COFI

1. Stats
2. Conforming
3. Principal Balance
4. Current Rate
5. Age
6. Original Loan-To-Value Ratio
7. FICO Score
8. States
9. NegAm Limit
10. Index
11. Margin
12. Max Rate
13. Months to Roll
14. Property Type
15. Occupancy Code
16. Purpose
17. Documentation Type
18. Debt-to-Income Ratio
19. Prepayment Penalty Flag
20. Prepterm

1. Stats

Count: 52
Current Balance: $27,036,511
Average Current Balance: $519,933
Gross Weighted Average Coupon: 2.999%
Net Weighted Average Coupon: 2.624%
Weighted Average Expense Rate: 0.375%
Weighted Average Expense Rate - after Reset: 0.375%
Original Term: 360
Remaining Term: 359.45
Age: 0.55
Original Loan-to-Value Ratio: 73.29%
Margin: 3.072%
Net Margin: 2.697%
Non-Zero Initial Periodic Cap: 0.000%
Non-Zero Subsequent Periodic Cap: 0.000%
Lifetime Cap: 8.812%
Maximum Interest Rate: 9.950%
Months to Next Roll: 1.14
FICO Score: 713
Max Zip Code Percentage: 6.863%
Debt-to-Income Ratio: 35.531%

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2. Conforming

Conforming	Count	Balance	Percent
Jumbo	52	$27,036,511	100.00%
Total:	52	$27,036,511	100.00%

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3. Principal Balance

Principal Balance	Count	Balance	Percent
$200,000.01 to $350,000.00	6	$2,044,050	7.60%
$350,000.01 to $500,000.00	20	7,985,027	29.5
$500,000.01 to $650,000.00	21	11,770,570	43.5
$650,000.01 to $800,000.00	1	750,707	2.8
$800,000.01 to $950,000.00	3	2,630,639	9.7
$1,850,000.01 to $2,000,000.00	1	1,855,518	6.9
Total:	52	$27,036,511	100.00%

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4. Current Rate

Current Rate	Count	Balance	Percent
1.000% to 1.249%	22	$10,539,045	39.00%
1.250% to 1.499%	4	1,856,000	6.9
1.750% to 1.999%	3	1,717,308	6.4
4.500% to 4.749%	2	1,004,319	3.7
4.750% to 4.999%	11	5,422,181	20.1
5.000% to 5.249%	4	2,069,556	7.7
5.250% to 5.499%	6	4,428,103	16.4
Total:	52	$27,036,511	100.00%

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5. Age

Age	Count	Balance	Percent
0	28	$13,738,445	50.80%
1	21	11,816,059	43.7
2	3	1,482,007	5.5
Total:	52	$27,036,511	100.00%

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6. Original Loan-To-Value Ratio

Original Loan-To-Value Ratio	Count	Balance	Percent
0.001% to 50.000%	2	$1,295,855	4.80%
50.001% to 60.000%	2	2,449,200	9.1
60.001% to 70.000%	7	4,369,273	16.2
70.001% to 75.000%	7	3,258,153	12.1
75.001% to 80.000%	34	15,664,031	57.9
Total:	52	$27,036,511	100.00%

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7. FICO Score

FICO Score	Count	Balance	Percent
620 to 639	1	$339,190	1.30%
640 to 679	14	6,968,920	25.8
680 to 699	6	3,233,751	12
700 to 719	6	3,376,860	12.5
720 to 759	14	8,274,908	30.6
760 to 799	11	4,842,884	17.9
Total:	52	$27,036,511	100.00%

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8. States

States	Count	Balance	Percent
AZ	1	$336,696	1.20%
CA	41	21,620,748	80
HI	1	927,784	3.4
IN	1	650,000	2.4
MD	1	426,980	1.6
MI	1	344,000	1.3
NJ	2	895,480	3.3
NV	1	379,000	1.4
TX	1	593,682	2.2
UT	1	359,142	1.3
WI	1	503,000	1.9
Total:	52	$27,036,511	100.00%

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9. NegAm Limit

NegAm Limit	Count	Balance	Percent
115%	52	$27,036,511	100.00%
Total:	52	$27,036,511	100.00%

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10. Index

Index	Count	Balance	Percent
COFI 1mo	52	$27,036,511	100.00%
Total:	52	$27,036,511	100.00%

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11. Margin

Margin	Count	Balance	Percent
2.501% to 2.750%	2	$1,004,319	3.70%
2.751% to 3.000%	30	14,085,631	52.1
3.001% to 3.250%	11	5,949,409	22
3.251% to 3.500%	9	5,997,153	22.2
Total:	52	$27,036,511	100.00%

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12. Max Rate

Max Rate	Count	Balance	Percent
9.500% to 9.999%	52	$27,036,511	100.00%
Total:	52	$27,036,511	100.00%

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13. Months to Roll

Months to Roll	Count	Balance	Percent
1	48	$24,669,203	91.20%
2	2	1,023,908	3.8
3	2	1,343,400	5
Total:	52	$27,036,511	100.00%

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14. Property Type

Property Type	Count	Balance	Percent
Single Family	41	$22,131,997	81.90%
Planned Unit Development	7	2,983,514	11
Condominium	4	1,921,000	7.1
Total:	52	$27,036,511	100.00%

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15. Occupancy Code

Occupancy Code	Count	Balance	Percent
Primary	50	$26,113,511	96.60%
Investment	2	923,000	3.4
Total:	52	$27,036,511	100.00%

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16. Purpose

Purpose	Count	Balance	Percent
Cash/Out Refi	23	$12,838,822	47.50%
Purchase	21	10,175,107	37.6
Rate/Term Refi	8	4,022,582	14.9
Total:	52	$27,036,511	100.00%

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17. Documentation Type

Documentation Type	Count	Balance	Percent
Alt Doc	3	$1,239,885	4.60%
Full Doc	4	1,962,039	7.3
Reduced Doc	45	23,834,587	88.2
Total:	52	$27,036,511	100.00%

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18. Debt-to-Income Ratio

Debt-to-Income Ratio	Count	Balance	Percent
10.001% to 20.000%	2	$1,026,203	3.80%
20.001% to 30.000%	7	4,622,204	17.1
30.001% to 40.000%	25	12,665,545	46.8
40.001% to 50.000%	18	8,722,559	32.3
Total:	52	$27,036,511	100.00%

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19. Prepayment Penalty Flag

Prepayment Penalty Flag	Count	Balance	Percent
N	35	$16,422,141	60.70%
Y	17	10,614,370	39.3
Total:	52	$27,036,511	100.00%

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20. Prepterm

Prepterm	Count	Balance	Percent
0	35	$16,422,141	60.70%
36	17	10,614,370	39.3
Total:	52	$27,036,511	100.00%

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